UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices)(Zip code)

James Ash

          c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 11/30/13

Item 1.  Reports to Stockholders.

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

    November 30, 2013

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Administrator and

Fund Accountant

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Investor Information: (888) 350-2990

The North Country Funds

ANNUAL REPORT

November 30, 2013

ECONOMIC SUMMARY

Economic growth in the U.S remains modest with U.S. Gross Domestic Product (GDP) rising 2.8% in the third quarter as a result of a build-up in inventories and increased personal consumption.  Economic growth is expected to improve modestly in 2014 with positive contributions from consumer spending, exports, and fixed investment.  We expect economic growth in the U.S. of 2.5% to 3.0% in 2014.

Labor market conditions in the U.S continue to improve, although gradually, and the unemployment rate stands at 7.3%.  The pace of new job growth has improved in recent months and we expect the U.S. Unemployment rate will continue to decline over time.

Growth in consumer spending continues and has been a positive for the U.S. economy.   The bright spot in consumer spending has been automobile sales, which continue to show strength.

U.S. housing activity has increased and we expect that housing will contribute to economic growth for the remainder of 2014.  Additionally, reports indicate that home prices continue to improve.

A number of inflation measures are either flat or lower on a year over year basis.  The easing in year over year inflation may indicate that inflation is moderating.  At this time inflation remains within a range generally believed to be acceptable to the Federal Reserve given the state of resource utilization; in particular unemployment of 7.3%.

We believe that the continued improvement in the labor market will support consumer spending growth; that export activity will remain strong, and the Federal Reserve’s commitment to an accommodative stance will result in modest U.S. economic growth in the remainder of 2013 and in 2014.

The Equity Growth Fund

For the six months and one year ended November 30, 2013 the North Country Equity Growth Fund returned 13.01% and 30.00% while the S&P 5001 returned 11.91% and 30.30% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 15.86%, 14.78% and 6.07% versus the S&P 500 at 17.73%, 17.60% and 7.69% respectively.

____________________

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

Accommodative monetary policies, an improving US economy, and a strong showing by Corporate America lifted equity markets in 2013. Year- to- date through November 30, 2013, the North Country Equity Growth Fund returned 29.22 % versus the S&P 500 return of 29.12%.

The Equity Fund began the fiscal year in December of 2012 with an over-weight, relative to the S&P 500, in the consumer discretionary and information technology sectors. The consumer discretionary sector overweight was based on the premise of an improvement in the unemployment rate, consumer spending, housing and auto sales. The IT sector was expected to continue to benefit from increased business investment and emerging market consumer demand.  Dividend growth and share buybacks have been positives for companies in the IT sector as well. The hardware refresh cycle and trends in cloud and mobile computing continue to be a benefit to the sector. We carried a marketweight in the consumer staples, energy, financials, health care, industrials, and basic materials sectors. The telecommunications and utility sectors were at an underweight.

In January 2013 we elected to reduce the consumer staples sector to an underweight from a marketweight and the financial sector to an overweight from a marketweight. We considered the consumer staples sector’s valuation rich when compared to the S&P 500 and expected earnings were to grow roughly 4% in 2013. The sector’s exposure to the Euro Zone was a factor for reducing the sector as well. We saw the financial sector as attractive, based on valuations and rising earnings estimates. The improving housing sector, moderate GDP growth and repaired balance sheets were expected to continue to support the sector. Also, share buybacks, and potential dividend increases were expected following the stress test results that many banks had underwent in March.

In May 2013, we reduced the energy and industrial sectors to an underweight from a marketweight. The energy sector was expected to continue to face challenges due to decreasing demand for oil in the US, China and the Euro zone, low natural gas prices and a global economy that continued to recover slowly. The industrial sector had significant exposure to Europe and emerging markets, and defense companies should continue to be under pressure due to budget cuts resulting from sequestration, we considered valuations for the sector rich when compared to the S&P 500.

In August 2013, we reversed the underweight to the energy sector and brought it back to a marketweight. The sector had been out of favor for most of the year and had underperformed the S&P 500. With the global economy showing some improvement and valuations attractive, we decided to increase the weighting in the sector.

In September, we reversed the underweight to the industrial sector and brought it back to a marketweight.  The Institute of Supply Management Manufacturing Index2 climbed to 55.7 in August, the highest level since June 2011. Historically, the Industrial Sector outperforms when the index is over 50. Industrial stocks valuations were not expensive when compared to the S&P 500.

______________

2 The Institute of Supply Management’s ISM Manufacturing Index is based on a survey of more than 300 manufacturing firms conducted by the Institute of Supply Management.  The index monitors employment, production inventories, new orders and supplier deliveries.  A composite diffusion index is created that monitors conditions in national manufacturing in the U.S. based on the data from the survey.

We believe modest economic growth coupled with continuing corporate profit growth, reasonable valuations and an accommodative Federal Reserve continue to support the case for equities in 2014. The Fund continues to invest in companies and sectors of the economy that may benefit from improvements to the housing, auto and other consumer discretionary industries as well as information technology and manufacturing.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned -0.37% for the six month period ending November 30, 2013; while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index3, returned -0.04%.  The North Country Intermediate Bond Fund had annualized total returns for the one year, three year, five year and ten year periods ended November 30, 2013 of -0.92%, 2.15%, 4.53% and 2.98% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of -0.62%, 2.42%, 3.94% and 3.97% respectively.

___________________

3 The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

The North Country Intermediate Bond Fund has underperformed its benchmark for the six-month, one year and three year periods ended November 30, 2013 due to narrow credit spreads relative to historical levels.  The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.

 For the five year period ended November 30, 2013 the North Country Intermediate Bond Fund outperformed its benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark while maintaining a neutral duration.

The relative investment performance for the ten-year period ended November 30, 2013 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.  Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.02%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.86%

Average Annual Total Returns as of September 30, 2013 (Latest Calendar Quarter)

1 Year

5 Years

10 Years

North Country Equity Growth Fund

17.21%

 7.22%

  5.85%

North Country Intermediate Bond Fund

-1.64%

4.35%

2.79%

Average Annual Total Returns as of November 30, 2013 (Fiscal Year-End)

1 Year

5 Years

10 Years

North Country Equity Growth Fund

30.00%

14.78%

6.07%

North Country Intermediate Bond Fund

-0.92%

4.53%

2.98%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as of November 30, 2013 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0354-NLD-01/24/2014

North Country Equity Growth Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2013

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	30.00%	14.78%	6.07%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

The Lipper Large-Cap Growth Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds will typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P 500 Index. You cannot invest directly in a Lipper Average.

Lipper Large-Cap Core Funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's US Diversified Equity large-cap floor, have more latitude in the companies in which they invest, and typically have average characteristics compared to the S&P 500 Index.  An investment cannot be made directly in an index or average. All indexes and averages are unmanaged.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2013

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	(0.92)%	4.53%	2.98%

The Bank of America Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

   November 30, 2013

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	98.38%	Consumer Products	2.14%
Banks	10.55%	Media	2.09%
Internet	10.33%	Auto Manufacturers	2.03%
Retail	7.24%	Beverages	1.94%
Biotechnology	7.16%	Apparel	1.79%
Oil & Gas Producers	6.63%	Food	1.74%
Conglomerates	4.97%	Chemicals	1.59%
Computers / Network Products	4.60%	Home Builders	1.46%
Insurance	4.36%	Electric Utilities	1.04%
Diversified Financial Services	4.35%	Lodging	1.00%
Medical Drugs	4.15%	Machinery - Construction & Mining	0.99%
Software & Programming	3.55%	Building Material	0.94%
Oil & Gas Services	2.97%	Engineering & Construction	0.75%
Transportation	2.61%	Healthcare	0.62%
Telecommunications	2.50%	Money Market Fund	1.54%
Semiconductors	2.29%	Other Assets Less Liabilites	0.08%
		Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Google, Inc. - Class A	4.20%	Bank of America Corp.	1.99%
Amazon.com, Inc.	3.57%	Biogen Idec, Inc.	1.94%
Apple, Inc.	3.07%	Under Armour, Inc. - Class A	1.79%
Visa, Inc. - Class A	2.64%	General Electric Co.	1.74%
Gilead Sciences, Inc.	2.50%	eBay, Inc.	1.69%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

November 30, 2013

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	74.00%	Beverages	0.95%
Banks	14.86%	Software	0.92%
Telecommunications	11.32%	Healthcare - Products	0.92%
Retail	6.01%	Foods	0.91%
Diversified Financial Services	4.80%	Machinery	0.85%
Electric Utilities	4.70%	Semiconductors	0.83%
Chemicals	4.37%	Household Products	0.78%
Insurance	3.60%	Transportation	0.77%
Aerospace / Defense	3.57%	HealthCare - Services	0.45%
Computers	2.87%	Media	0.41%
Electrical Components & Equipment	2.85%	U.S. Agency Obligations	24.17%
Commercial Services	2.78%	Government Agencies	24.17%
Cosmetics / Personal Care	2.01%	Money Market Fund	1.17%
Pharmaceutical	1.52%	Other Assets Less Liabilites	0.66%
Iron / Steel	0.95%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets
U.S. Bancorp, 3.15%, due 3/4/15	3.42%
Federal Home Loan Bank, 1.75%, due 8/7/18	3.32%
Federal Home Loan Mortgage Corp., 0.85%, due 8/12/16	3.31%
Federal Home Loan Bank, 0.60%, due 2/8/17	3.29%
Federal Home Loan Mortgage Corp., 1.05%, due 10/30/18	3.22%
International Business Machines Corp., 5.70%, due 9/14/17	2.87%
American Express Centurion, 5.95%, due 6/12/17	2.09%
Berkshire Hathaway Finance Corp., 5.40%, due 5/15/18	1.91%
Emerson Electric Co., 5.375%, due 10/15/17	1.90%
AT&T, Inc., 5.60%, due 5/15/18	1.90%

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2013

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 98.38%			Conglomerates - 4.97% (Continued)
Apparel - 1.79%			8,500	Eaton Corp. PLC	$ 617,610
26,500	Under Armour, Inc. - Class A *	$ 2,138,550	78,250	General Electric Co.	2,086,145
			15,000	Honeywell International, Inc.	1,327,650
Auto Manufacturers - 2.03%			10,500	United Technologies Corp.	1,164,030
40,000	Ford Motor Co.	683,200			5,943,435
45,000	General Motors Co.*	1,742,850	Consumer Products - 2.14%
		2,426,050	19,000	Colgate-Palmolive Co.	1,250,390
Banks - 10.55%			15,500	Procter & Gamble Co.	1,305,410
150,385	Bank of America Corp.	2,379,091			2,555,800
45,000	Bank of New York Mellon Corp.	1,516,500	Diversified Financial Services - 4.35%
32,500	Citigroup, Inc.	1,719,900	14,225	American Express Co.	1,220,505
10,000	Goldman Sachs Group, Inc.	1,689,400	15,000	Franklin Resources, Inc.	830,850
22,000	JP Morgan Chase & Co.	1,258,840	15,510	Visa, Inc. - Class A	3,155,665
60,000	Morgan Stanley	1,878,000			5,207,020
22,300	US Bancorp	874,606	Electric Utilities - 1.04%
30,000	Wells Fargo & Co.	1,320,600	14,750	NextEra Energy, Inc.	1,247,703
		12,636,937
Beverages - 1.94%			Engineering & Construction - 0.75%
28,000	Coca-Cola Co.	1,125,320	15,000	Jacobs Engineering Group, Inc.*	896,550
14,200	PepsiCo, Inc.	1,199,332
		2,324,652	Food - 1.74%
Biotechnology - 7.16%			10,500	Kraft Foods, Inc.*	557,760
15,000	Amgen, Inc.	1,711,200	27,000	Whole Foods Market, Inc.	1,528,200
8,000	Biogen Idec, Inc.*	2,327,760			2,085,960
9,500	Celgene Corp. *	1,536,815	Healthcare - 0.62%
40,000	Gilead Sciences, Inc. *	2,992,400	10,000	UnitedHealth Group, Inc.	744,800
		8,568,175
Building Materials - 0.94%			Home Builders - 1.46%
50,000	Masco Corp.	1,121,000	100,000	KB Home	1,753,000

Chemicals - 1.59%			Insurance - 4.36%
9,500	EI du Pont de Nemours & Co.	583,110	20,000	Aflac, Inc.	1,327,400
15,000	International Flavors & Fragrances, Inc.	1,325,250	15,500	Berkshire Hathaway, Inc. - Class B *	1,806,215
		1,908,360	7,500	Chubb Corp.	723,375
Computers / Network Products - 4.60%			15,000	Travelers Companies, Inc.	1,361,100
12,000	Accenture PLC - Class A	929,640			5,218,090
6,610	Apple, Inc.	3,675,623	Internet - 10.33%
5,000	International Business Machines Corp.	898,400	10,850	Amazon.com, Inc. *	4,270,777
		5,503,663	40,000	eBay, Inc. *	2,020,800
Conglomerates - 4.97%			22,500	Facebook, Inc. - Class A*	1,057,725
10,000	Danaher Corp.	748,000	4,750	Google, Inc. - Class A *	5,033,052
					12,382,354

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

Shares		Fair Value	Shares		Fair Value
Lodging - 1.00%			Retail - 7.24% (Continued)
16,000	Starwood Hotels & Resorts Worldwide, Inc.	$ 1,191,680	12,500	Wal-Mart Stores, Inc.	$ 1,012,625
					8,664,770
Machinery - Construction & Mining - 0.99%			Semiconductors - 2.29%
14,000	Caterpillar, Inc.	1,184,400	10,000	Altera Corp.	322,500
			22,500	Broadcom Corp. - Class A	600,524
Media - 2.09%			20,000	Intel Corp.	476,800
20,000	CBS Corp.	1,171,200	18,250	Qualcomm, Inc.	1,342,835
7,500	Viacom, Inc. - Class B	601,275			2,742,659
10,345	Walt Disney Co.	729,736	Software & Programming - 3.55%
		2,502,211	20,000	Cerner Corp.*	1,149,400
Medical Drugs - 4.15%			23,870	Microsoft Corp.	910,163
24,245	Express Scripts Holding Co. *	1,632,901	7,425	Oracle Corp.	262,028
10,000	Johnson & Johnson	946,600	37,000	Salesforce.com, Inc.*	1,927,330
17,900	Merck & Company, Inc.	891,957			4,248,921
47,000	Pfizer, Inc.	1,491,310	Telecommunications - 2.50%
		4,962,768	16,270	AT&T, Inc.	572,867
Oil & Gas Producers - 6.63%			90,000	Corning, Inc.	1,537,200
9,320	Chevron Corp.	1,141,140	15,000	Juniper Networks, Inc.*	304,050
20,000	Exxon Mobil Corp.	1,869,600	11,540	Verizon Communications, Inc.	572,615
18,900	Helmerich & Payne, Inc.	1,455,300			2,986,732
20,000	Noble Energy, Inc.	1,404,800	Transportation - 2.61%
20,000	Phillips 66	1,392,200	8,000	FedEx Corp.	1,109,600
15,000	Valero Energy Corp.	685,800	8,000	Union Pacific Corp.	1,296,320
		7,948,840	7,000	United Parcel Service, Inc. - Class. B	716,660
Oil & Gas Services - 2.97%					3,122,580
17,750	ConocoPhillips	1,292,200
12,000	National Oilwell Varco, Inc.	978,000	TOTAL COMMON STOCK		117,769,950
14,500	Schlumberger, Ltd.	1,282,090	( Cost - $77,684,443)
		3,552,290
Retail - 7.24%			MONEY MARKET FUND - 1.54%
30,000	Cheesecake Factory, Inc.	1,462,500	1,846,633	BlackRock Liquidity TempCash
13,000	Costco Wholesale Corp.	1,630,590		Fund - Dollar Shares, 0.10% (a)	1,846,633
16,000	CVS Caremark Corp.	1,071,360	TOTAL MONEY MARKET FUND		1,846,633
20,000	Gap, Inc.	819,400	( Cost - $1,846,633)
7,500	Home Depot, Inc.	605,025
10,000	Lowe's Companies, Inc.	474,800	TOTAL INVESTMENTS - 99.92%
19,500	Starbucks Corp.	1,588,470	( Cost - $79,531,076)		$ 119,616,583
			Other assets less liabilities - 0.08%		88,531
PLC - Public Limited Company			TOTAL NET ASSETS - 100.00%		$ 119,705,114
* Non-income producing security.
(a) Variable rate yield; the coupon rate shown represents the rate as of November 30, 2013.

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2013
Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 74.00%			Commercial Services - 2.78%
Aerospace / Defense - 3.57%				Western Union Co.
	Boeing Co.		$ 1,000,000	5.93%, due 10/1/16	$ 1,117,863
$ 1,000,000	3.75%, due 11/20/16	$ 1,086,087	550,000	2.875%, due 12/10/17	564,466
	Lockheed Martin Corp.				1,682,329
500,000	3.35%, due 9/15/21	500,633	Computers - 2.87%
	Rockwell Collins, Inc.			International Business Machines Corp.
500,000	5.25%, due 7/15/19	573,357	1,500,000	5.70%, due 9/14/17	1,736,653
		2,160,077
Banks - 14.86%			Cosmetics / Personal Care - 2.01%
	American Express Centurion			Avon Products, Inc.
1,100,000	5.95%, due 6/12/17	1,260,903	625,000	4.20%, due 7/15/18	642,737
	BB&T Corp.			Procter & Gamble Company
500,000	5.25%, due 11/1/19	565,473	500,000	4.70%, due 2/15/19	569,828
	Goldman Sachs Group, Inc.				1,212,565
500,000	3.70%, due 8/1/15	522,410	Diversified Financial Services - 4.80%
500,000	2.90%, due 7/19/18	513,143		American Express Co.
800,000	5.375%, due 3/15/20	896,756	1,000,000	1.55%, due 5/22/18	986,036
	Morgan Stanley			Ameriprise Financial, Inc.
500,000	3.45%, due 11/2/15	522,269	250,000	5.30%, due 3/15/20	284,200
1,000,000	5.75%, due 10/18/16	1,119,855		Bear Stearns Company, Inc.
	U.S. Bancorp		500,000	5.55%, due 1/22/17	556,907
2,000,000	3.15%, due 3/4/15	2,068,798		General Electric Capital Corp.
	Wells Fargo & Co.		500,000	5.375%, due 10/20/16	559,741
1,000,000	5.00%, due 11/15/14	1,041,455	500,000	2.3%, due 4/27/17	515,762
500,000	3.45%, due 2/13/23	471,960			2,902,646
		8,983,022	Electrical Components & Equipment - 2.85%
Beverages - 0.95%				Emerson Electric Co.
	Coca-Cola Co.		1,000,000	5.375%, due 10/15/17	1,149,500
500,000	4.875%, due 3/15/19	572,025	500,000	4.875%, due 10/15/19	571,791
					1,721,291
Chemicals - 4.37%			Electric Utilities - 4.70%
	Du Pont De Nemours & Co.			American Electric Power, Inc.
500,000	3.25%, due 1/15/15	516,000	250,000	1.65%, due 12/15/17	247,900
	Monsanto Co.			Dominion Resources, Inc.
1,000,000	5.125%, due 4/15/18	1,137,242	500,000	5.15%, due 7/15/15	534,398
	Praxair, Inc.			Duke Energy Corp.,
500,000	5.25%, due 11/15/14	523,057	1,000,000	3.55%, due 9/15/21	1,014,187
500,000	2.45%, due 2/15/22	466,565		Southern Co.
		2,642,864	500,000	2.375%, due 9/15/15	513,098

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013
Principal Amount		Fair Value	Principal Amount		Fair Value
Electric Utilities - 4.70% (Continued)			Retail - 6.01%
	Southern Power Co.			Costco Wholesale Corp
$ 500,000	4.875%, due 7/15/15	$ 532,616	$ 500,000	1.70%, due 12/15/19	$ 486,856
		2,842,199		Lowe's Co., Inc.
Foods - 0.91%			1,000,000	4.625%, due 4/15/20	1,101,332
	Campbell Soup Co.			McDonald's Corp.
500,000	4.50%, due 2/15/19	550,043	500,000	2.625%, due 1/15/22	479,905
				Staples, Inc.
Healthcare - Products - 0.92%			500,000	4.375%, due 1/12/23	480,850
	Baxter International, Inc.			Starbucks Corp.
500,000	4.50%, due 8/15/19	558,767	500,000	6.25%, due 8/15/17	582,399
				Walgreen Company
Healthcare - Services - 0.45%			500,000	1.80%, due 9/15/17	502,600
	UnitedHealth Group, Inc.				3,633,942
250,000	4.70%, due 2/15/21	271,566	Semiconductors - 0.83%
				Intel Corp.
Household Products - 0.78%			500,000	3.30%, due 10/1/21	503,737
	Kimberly Clark Corp.
500,000	2.40%, due 3/1/22	472,923	Software - 0.92%
				Microsoft Corp.
Insurance - 3.60%			500,000	4.20%, due 6/1/19	554,814
	Aflac, Inc.
1,000,000	4.00%, due 2/15/22	1,023,072	Telecommunications - 11.32%
	Berkshire Hathaway Finance Corp.			AT&T, Inc.
1,000,000	5.40%, due 5/15/18	1,152,848	1,000,000	5.625%, due 6/15/16	1,111,498
		2,175,920	500,000	1.40%, due 12/1/17	492,381
Iron / Steel - 0.95%	`		1,000,000	5.60%, due 5/15/18	1,147,059
	Nucor Corp.			BellSouth Corp.
500,000	5.85%, due 6/1/18	573,786	500,000	5.20%, due 9/15/14	518,064
				Cisco Systems, Inc.
Machinery - 0.85%	`		500,000	4.95%, due 2/15/19	569,078
	Caterpillar Financial Service Corp.			Verizon Communications, Inc.
500,000	2.05%, due 8/1/16	515,706	520,000	2.00%, due 11/1/16	532,421
			1,000,000	5.50%, due 2/15/18	1,138,155
Media - 0.41%			500,000	3.65%, due 9/14/18	531,593
	Walt Disney Company		500,000	4.60%, due 4/1/21	529,907
250,000	1.10%, due 12/1/17	247,991		Vodafone Group PLC
			250,000	4.375%, due 3/16/21	263,766
Pharmaceutical - 1.52%					6,833,922
	Teva Pharmaceutical Finance Co.		Transportation - 0.77%
1,000,000	2.95%, due 12/18/22	915,928		Union Pacific Corp.
			500,000	2.75%, due 4/15/23	461,900

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013
Principal Amount		Fair Value	Principal Amount		Fair Value

TOTAL CORPORATE BONDS			Government Agencies - 24.17% (Continued)
( Cost - $42,912,621)		$44,726,616		Tennessee Valley Authority
			$ 1,000,000	4.50%, due 4/1/18	$ 1,129,310
					14,610,115
U.S. AGENCY OBLIGATIONS - 24.17%
Government Agencies - 24.17%			TOTAL U.S. AGENCY OBLIGATIONS
	Federal Farm Credit Bank		( Cost - $14,508,975)		$14,610,115
$ 1,000,000	0.83%, due 10/17/16	1,003,422
1,000,000	1.10%, due 8/22/17	999,894	Shares
1,000,000	4.67%, due 2/27/18	1,136,515	MONEY MARKET FUND - 1.17%
500,000	1.62%, due 4/23/20	481,683		BlackRock Liquidity TempCash
	Federal Home Loan Bank		704,723	Fund - Dollar Shares, 0.10% (a)	704,723
2,000,000	0.60%, due 2/8/17	1,990,562	TOTAL MONEY MARKET FUND
2,000,000	1.75%, due 8/7/18	2,004,410	( Cost - $704,723)		704,723
1,000,000	1.37%, due 10/24/19	950,008
1,000,000	1.78%, due 3/27/20	966,343	TOTAL INVESTMENTS - 99.34%
	Federal Home Loan Mortgage Corp.		( Cost - $58,126,319)		60,041,454
2,000,000	1.05%, due 10/30/18	1,946,782	Other assets less liabilities - 0.66%		400,962
	Federal National Mortgage Association		TOTAL NET ASSETS - 100.00%		$60,442,416
2,000,000	0.85%, due 8/12/16	2,001,186

PLC - Public Limited Company
(a) Variable rate yield; the coupon rate shown represents the rate as of November 30, 2013.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2013

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $79,531,076
and $58,126,319 respectively)	$ 119,616,583	$ 60,041,454
Receivable for fund shares sold	10,025	-
Dividends and interest receivable	198,998	467,721
Prepaid expenses and other assets	2,838	3,332
Total Assets	119,828,444	60,512,507

LIABILITIES:
Payable for fund shares redeemed	4,066	6,620
Accrued advisory fees	73,308	24,864
Accrued administration and fund accounting fees	13,964	9,000
Accrued transfer agency fees	2,700	2,700
Other accrued expenses	29,292	26,907
Total Liabilities	123,330	70,091
Net Assets	$ 119,705,114	$ 60,442,416

NET ASSETS CONSIST OF:
Paid in capital	$ 76,460,628	$ 60,628,099
Undistributed net investment income	817,027	37,817
Accumulated net realized gain (loss) from
investment transactions	2,341,952	(2,138,635)
Net unrealized appreciation on investments	40,085,507	1,915,135
Net Assets	$ 119,705,114	$ 60,442,416

Shares outstanding (unlimited number of shares authorized;	8,104,273	5,896,182
no par value)

Net asset value, offering and redemption price per share	$ 14.77	$ 10.25
($119,705,114/8,104,273 and $60,442,416/5,896,182, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2013

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 697	$ 1,848,765
Dividends	2,034,331	-
Total investment income	2,035,028	1,848,765

EXPENSES:
Investment advisory fees	840,745	304,912
Administration and fund accounting fees	152,773	102,967
Transfer agency fees	40,113	32,264
Custody fees	4,489	3,243
Legal fees	18,904	19,730
Printing expense	17,837	10,838
Audit fees	11,135	10,104
Trustees' fees	21,002	10,422
Chief Compliance Officer fees	13,987	6,110
Registration and filing fees	12,268	12,593
Insurance expense	8,948	7,660
Miscellaneous expenses	1,099	1,896
Total expenses	1,143,300	522,739

Net investment income	891,728	1,326,026

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain from investment
transactions	6,927,099	377,629
Net change in unrealized appreciation (depreciation)
of investments for the period	21,538,052	(2,291,294)
Net realized and unrealized gain (loss)
on investments	28,465,151	(1,913,665)
Net increase (decrease) in net assets resulting
from operations	$ 29,356,879	$ (587,639)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2013	November 30, 2012

INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income	$ 891,728	$ 973,834
Net realized gain from investment transactions	6,927,099	3,118,800
Net change in unrealized appreciation for the period	21,538,052	7,762,505
Net increase in net assets resulting from operations	29,356,879	11,855,139

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.01 and $0.11
per share, respectively)	(76,753)	(1,025,250)

CAPITAL SHARE TRANSACTIONS (Note 4)	(12,933,328)	6,844,065

Net increase in net assets	16,346,798	17,673,954

NET ASSETS:
Beginning of period	103,358,316	85,684,362

End of period (including undistributed net investment income
of $817,027 and $12,274, respectively)	$119,705,114	$103,358,316

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2013	November 30, 2012

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income	$ 1,326,026	$ 1,394,602
Net realized gain from investment transactions	377,629	247,714
Net change in unrealized appreciation (depreciation) for the period	(2,291,294)	1,647,028
Net increase (decrease) in net assets resulting from operations	(587,639)	3,289,344

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.22 and $0.24
per share, respectively)	(1,310,556)	(1,376,596)

CAPITAL SHARE TRANSACTIONS (Note 4)	448,182	182,845

Net increase (decrease) in net assets	(1,450,013)	2,095,593

NET ASSETS:
Beginning of period	61,892,429	59,796,836

End of period (including undistributed net investment income
of $37,817 and $22,347, respectively)	$ 60,442,416	$ 61,892,429

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.37	$ 10.17	$ 9.79	$ 9.37	$ 7.80

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.10	0.11	0.11	0.08	0.10
Net realized and unrealized gains
on investments	3.31	1.20	0.47	0.43	1.55
Total from investment operations	3.41	1.31	0.58	0.51	1.65

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.01)	(0.11)	(0.20)	(0.09)	(0.08)
Total distributions	(0.01)	(0.11)	(0.20)	(0.09)	(0.08)

Net asset value, end of period	$ 14.77	$ 11.37	$ 10.17	$ 9.79	$ 9.37

Total return (2)	30.00%	12.91%	5.94%	5.50%	21.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 119,705	$ 103,358	$ 85,684	$ 85,956	$ 113,087
Ratios to average net assets:
Expenses	1.02%	1.06%	1.09%	1.06%	1.06%
Net investment income	0.80%	0.95%	1.03%	0.84%	1.20%
Portfolio turnover rate	41%	55%	63%	69%	23%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.

(2)   Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.57	$ 10.24	$ 10.31	$ 10.06	$ 9.41

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.23	0.24	0.26	0.31	0.35
Net realized and unrealized gains (losses)
on investments	(0.33)	0.33	(0.07)	0.25	0.65
Total from investment operations	(0.10)	0.57	0.19	0.56	1.00

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.31)	(0.35)
Total distributions	(0.22)	(0.24)	(0.26)	(0.31)	(0.35)

Net asset value, end of period	$ 10.25	$ 10.57	$ 10.24	$ 10.31	$ 10.06

Total return (2)	(0.92)%	5.57%	1.90%	5.65%	10.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 60,442	$ 61,892	$ 59,797	$ 77,457	$ 98,715
Ratios to average net assets:
Expenses	0.86%	0.91%	0.89%	0.83%	0.82%
Net investment income	2.17%	2.28%	2.55%	3.04%	3.62%
Portfolio turnover rate	29%	24%	32%	55%	36%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.

(2)   Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS November 30, 2013

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2013, in valuing the Funds’ assets carried at fair value.

      North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock**	$117,769,950	$ -	$ -	$117,769,950
Money Market Fund	1,846,633	-	-	1,846,633
Total	$119,616,583	$ -	$ -	$119,616,583

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$ -	$44,726,616	$ -	$44,726,616
U.S. Agency Obligations	-	14,610,115	-	14,610,115
Money Market Fund	704,723	-	-	704,723
Total	$704,723	$59,336,731	$ -	$60,041,454

         *The Funds did not hold any Level 3 investments during the period.

          **See Schedule of Investments for industry classifications.

         There were no transfers into and out of Level 1 and Level 2 during the period.  It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management reviewed the tax positions in open tax years 2010 through 2012 and those expected to be taken in the Funds’ 2013 tax returns, and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2013, the Adviser received advisory fees of $840,745 from the Growth Fund and $304,912 from the Bond Fund.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2013, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Growth Fund and Bond Fund amounted to $76,460,628 and $60,628,099, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the year		For the year
	ended		ended
	November 30, 2013		November 30, 2012
	Shares	Amount	Shares	Amount

Shares sold…………………….	577,713	$ 7,323,229	2,566,071	$ 27,942,921
Shares issued for reinvestment
of dividends…………………..	1,092	12,279	14,288	162,601
Shares redeemed……………….	(1,561,261)	(20,268,836)	(1,917,509)	(21,261,457)
Net increase (decrease)…………………….	(982,456)	$ (12,933,328)	662,850	$ 6,844,065

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

Bond Fund:

	For the year		For the year
	ended		ended
	November 30, 2013		November 30, 2012
	Shares	Amount	Shares	Amount

Shares sold..	855,736	$ 8,881,961	687,917	$ 7,219,731
Shares issued for reinvestment
of dividends	12,328	127,837	13,031	136,682
Shares redeemed	(825,288)	(8,561,616)	(685,071)	(7,173,568)
Net increase	42,776	$ 448,182	15,877	$ 182,845

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2013 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 44,876,418	$ 13,821,215	$ 4,243,584
Sales	$ 57,916,385	$ 10,125,454	$ 7,242,634

At November 30, 2013, the aggregate cost for federal income tax purposes was $79,672,739 for the Growth Fund and $58,126,319 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 40,260,459	$ 2,467,055
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(316,615)	(551,920)
Net unrealized appreciation	$ 39,943,844	$ 1,915,135

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2013 and fiscal year ended November 30, 2012 were as follows:

	For the year ended Nov. 30, 2013	For the year ended Nov. 30, 2012
Growth Fund:
Ordinary income	$ 76,753	$ 1,025,250
Long-term capital gains	−	−
Total	$ 76,753	$ 1,025,250

	For the year ended Nov. 30, 2013	For the year ended Nov. 30, 2012
Bond Fund:
Ordinary income	$1,310,556	$ 1,376,596
Long-term capital gains	−	−
Total	$1,310,556	$ 1,376,596

On December 13, 2013, the Growth Fund paid an ordinary income dividend of $0.0974 per share and a long-term capital gain dividend of $0.3097 per share to shareholders of record on December 12, 2013.

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$814,883	$2,485,759	$ -	$39,943,844
Bond Fund	37,817	-	(2,138,635)	1,915,135

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales and C-Corporation return of capital adjustments.

The Regulated Investment Company Modernization Act of 2010 (the “Act”), which was enacted on December 22, 2010, makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  As of November 30, 2013, the Bond Fund had unused capital loss carryforwards $2,138,635 available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30, 2017.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2013

Permanent book and tax differences, primarily attributable to adjustments for real estate investment trusts and C-Corporation return of capital distributions resulted in reclassification for the fiscal year ended November 30, 2013 as follows:

	Paid In Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain from Investment Transactions

Growth Fund…..	$12,125	$ (10,222)	$ (1,903)

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2013, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 88% of the voting securities of the Growth Fund and approximately 93% of the Bond Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds, comprising the North Country Equity Growth Fund and the North Country Intermediate Bond Fund (the “Funds”) as of November 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds as of November 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 22, 2014

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 66	Trustee since 2009

Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012 – 2013; 2000-2011); Retired (2011- 2012); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 76	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 69	Chairman of the Board since 2009 and Trustee Since 2000	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 74	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 58	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110 Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James R. Colantino Age: 44	President since 2012	Senior Vice President – Fund Administration (2012-Present); Vice President (2004-2012); Gemini Fund Services, LLC. Treasurer (2006-2012), North Country Funds.
Colleen A. Murray Age: 42	AML Compliance Officer since 2013

Assistant Vice President (2010-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009 -Present); Assistant Compliance and Training Officer/BSA Specialist (2004-2009), Glens Falls National Bank & Trust Co.

Michael J. Wagner Age: 63	Chief Compliance Officer since 2006	President (2006- Present); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC). Director, Constellation Trust Company (2004- 2008).
Rose Anne Casaburri Age: 61	Secretary since 2001	Chief Paralegal, Gemini Fund Services, LLC. (2001-Present).
Harris Cohen Age: 32	Treasurer since 2012	Manager of Fund Administration (2011-Present) Senior Fund Administrator (2005-2011), Gemini Fund Services, LLC

* John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because prior to May 1, 2013 he was an officer of The North Country Funds’ investment adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2013 and held until November 30, 2013.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/13)	Ending Account Value (11/30/13)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/13 - 11/30/13)
Equity Growth Fund
Actual	$1,000.00	$1,130.10	1.02%	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.02%	$5.16
Intermediate Bond Fund
Actual	$1,000.00	$ 996.30	0.86%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         183 days divided by 365 days.

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 22, 2013, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees, operating expenses and performance with a group of similar mutual funds (the “Peer Group”) as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and its respective  benchmark.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds.  The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and recognized the benefit to the Funds of sharing resources with its parent bank.  The Trustees discussed the Adviser’s compliance program and efforts in the area of brokerage allocation and best execution. They also discussed the financial strength and stability of the Adviser, as well as that of its parent company.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser.  The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared to an independently selected Peer Group.  The Trustees noted that while the performance of each Fund was below the median performance of its Peer Group for each of the 1-, 3-, 5- and 10-year periods ended November 30, 2012 (except that the Growth Fund’s performance was above of the median performance of its Peer Group for the 1-year period ended November 30, 2012), both Funds are being managed in a conservative manner that is appropriate for long-term investment and risk control.  The Trustees also noted the positive changes to the Growth Fund’s portfolio.  The Trustees further noted that the Bond Fund outperformed its benchmark for the year ended December 31, 2012. The Trustees concluded that the investment performance of each Fund was sufficient to support approval of continuation of the Advisory Agreement.

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Cost of Services.  With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to an independently selected Peer Group. The Trustees noted that the Growth Fund’s effective management fee and net expenses as of November 30, 2012 were higher than and lower than, respectively, the average for the Peer Group. The Trustees also noted that the Bond Fund’s effective management fee and net expenses as of November 30, 2012 were both higher than the average for the Peer Group. The Trustees concluded that the cost of the services provided by NCIA is within a reasonable range and supported approval of continuation of the Advisory Agreement.

Profitability.  Trustees considered the Adviser’s profits realized in connection with the operation of each Fund and whether the profit level represented is a fair entrepreneurial profit with respect to the services provided to the Funds.  The Trustees considered that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds.  The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations.  The Independent Trustees also discussed the potential for alternate advisory arrangements.  The Trustees concluded that the Adviser’s profitability supported approval of continuation of the Advisory Agreement.

Economies of Scale.  The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund is nearing $500 million.  The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable business arrangements, and the continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2013, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2013

$ 29,800

FY 2012

$ 28,850

FY 2011

$ 25,350

(b)

Audit-Related Fees

FY 2013

$ 0

FY 2012

$ 0

FY 2011

$ 0

(c)

Tax Fees

FY 2013

$ 5,000

FY 2012

$ 5,000

FY 2011

$ 5,000

(d)

All Other Fees

FY 2013

$ 0

FY 2012

$ 0

FY 2011

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2012.

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2013

$  5,000

$  0

FY 2012

$  5,000

$  0

FY 2011

$  5,000

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2012.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ James Colantino, President

 James Colantino, President

Date

2/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino, President

James Colantino, President

Date

2/7/14

By (Signature and Title)

/s/ Harris Cohen, Treasurer

 Harris Cohen, Treasurer

Date

2/7/14